Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	December 31, 2020

	Shares	Value
COMMON STOCKS† - 7.4%
Utilities - 5.0%
TexGen Power LLC††	65,297	$2,209,193
Energy - 2.2%
Whiting Petroleum Corp.*	31,549	788,725
Unit Corp.*,†††	16,001	152,010
Summit Midstream Partners, LP*	3,210	40,093
Permian Production Partners LLC*,†††	79,840	–
Total Energy		980,828
Consumer, Non-cyclical - 0.2%
ATD New Holdings, Inc.*,††	3,845	89,715
Total Common Stocks
(Cost $4,544,470)		3,279,736
PREFERRED STOCKS†† - 0.5%
Financial - 0.5%
American Equity Investment Life Holding Co., 5.95%	8,000	208,160
Total Preferred Stocks
(Cost $200,000)		208,160
MONEY MARKET FUND† - 0.5%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[1]	222,209	222,209
Total Money Market Fund
(Cost $222,209)		222,209

	Face
	Amount	Value
CORPORATE BONDS†† - 80.6%
Energy - 48.0%
Comstock Resources, Inc.
7.50% due 05/15/25[2]	2,000,000	2,049,180
Sunoco Logistics Partners Operations, LP
5.95% due 12/01/25[3]	1,500,000	1,769,516
Gulfstream Natural Gas System LLC
4.60% due 09/15/25[2,3]	1,500,000	1,707,441
Ovintiv Exploration, Inc.
5.38% due 01/01/26[3]	1,550,000	1,663,379
Hess Corp.
4.30% due 04/01/27[3]	1,200,000	1,322,967
7.88% due 10/01/29	200,000	262,896
MPLX, LP
4.88% due 12/01/24[3]	1,000,000	1,147,587
Global Partners Limited Partnership / GLP Finance Corp.
7.00% due 08/01/27	900,000	963,000
6.88% due 01/15/29[2]	150,000	162,375
NuStar Logistics, LP
6.38% due 10/01/30	550,000	623,040
6.00% due 06/01/26	275,000	297,415
5.63% due 04/28/27	150,000	159,750
American Midstream Partners Limited Partnership / American Midstream Finance Corp.
9.50% due 12/15/21[2]	1,020,000	1,012,350
Exterran Energy Solutions Limited Partnership / EES Finance Corp.
8.13% due 05/01/25	1,175,000	981,125
Indigo Natural Resources LLC
6.88% due 02/15/26[2]	930,000	950,925
Sabine Pass Liquefaction LLC
5.63% due 04/15/23[3]	750,000	823,972
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
6.25% due 04/01/23	500,000	501,250
5.63% due 05/01/27[2]	250,000	247,500
Cheniere Corpus Christi Holdings LLC
5.88% due 03/31/25[3]	600,000	698,267
Callon Petroleum Co.
6.13% due 10/01/24[3]	1,000,000	575,000
Phillips 66 Partners, LP
3.55% due 10/01/26[3]	500,000	547,814
PDC Energy, Inc.
6.13% due 09/15/24	450,000	462,424
TransMontaigne Partners Limited Partnership / TLP Finance Corp.
6.13% due 02/15/26	400,000	402,000
Antero Midstream Partners Limited Partnership / Antero Midstream Finance Corp.
5.75% due 01/15/28[2]	400,000	384,080
CVR Energy, Inc.
5.75% due 02/15/28[2]	400,000	379,000
Rattler Midstream, LP
5.63% due 07/15/25[2]	300,000	316,875
Viper Energy Partners, LP
5.38% due 11/01/27[2]	275,000	287,375
Midwest Connector Capital Company LLC
4.63% due 04/01/29[2]	250,000	262,064
Parkland Corp.
6.00% due 04/01/26[2]	175,000	183,750
Basic Energy Services, Inc.
10.75% due 10/15/23[4]	650,000	117,000
Total Energy		21,261,317
Consumer, Cyclical - 8.1%
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[2]	1,130,000	1,130,000
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27	950,000	992,750
Superior Plus Limited Partnership / Superior General Partner, Inc.
7.00% due 07/15/26[2]	800,000	855,000
Delta Air Lines, Inc.
7.00% due 05/01/25[2,3]	275,000	317,502

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	December 31, 2020

	Face
	Amount	Value
CORPORATE BONDS†† - 80.6% (continued)
Consumer, Cyclical - 8.1% (continued)
Boyne USA, Inc.
7.25% due 05/01/25[2]	$275,000	$288,406
Total Consumer, Cyclical		3,583,658
Utilities - 7.1%
AmeriGas Partners Limited Partnership / AmeriGas Finance Corp.
5.50% due 05/20/25	800,000	886,000
5.75% due 05/20/27	725,000	824,825
Terraform Global Operating LLC
6.13% due 03/01/26[2]	875,000	894,688
Clearway Energy Operating LLC
5.75% due 10/15/25	400,000	421,000
Pattern Energy Operations Limited Partnership / Pattern Energy Operations, Inc.
4.50% due 08/15/28[2]	125,000	131,875
Bruce Mansfield
due 08/01/23†††,5	718,000	359
Total Utilities		3,158,747
Communications - 5.1%
EIG Investors Corp.
10.88% due 02/01/24	834,000	862,773
Cengage Learning, Inc.
9.50% due 06/15/24[2]	572,000	534,820
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[2]	466,000	424,060
Houghton Mifflin Harcourt Publishers, Inc.
9.00% due 02/15/25[2]	250,000	254,375
CSC Holdings LLC
4.63% due 12/01/30[2]	200,000	208,750
Total Communications		2,284,778
Industrial - 4.4%
PowerTeam Services LLC
9.03% due 12/04/25[2]	1,100,000	1,223,871
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[2]	250,000	273,750
Grinding Media Inc. / MC Grinding Media Canada Inc.
7.38% due 12/15/23[2]	250,000	253,750
Cleaver-Brooks, Inc.
7.88% due 03/01/23[2]	200,000	197,500
Total Industrial		1,948,871
Consumer, Non-cyclical - 3.7%
KeHE Distributors LLC / KeHE Finance Corp.
8.63% due 10/15/26[2]	725,000	813,813
Kronos Acquisition Holdings, Inc./ KIK Custom Products
7.00% due 12/31/27[2]	300,000	314,106
Sabre GLBL, Inc.
7.38% due 09/01/25[2]	250,000	271,250
Sotheby's
7.38% due 10/15/27[2]	225,000	241,031
Total Consumer, Non-cyclical		1,640,200
Basic Materials - 3.6%
Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
9.00% due 07/01/28[2]	750,000	825,000
United States Steel Corp.
12.00% due 06/01/25[2]	400,000	462,000
6.88% due 08/15/25	250,000	238,750
Compass Minerals International, Inc.
6.75% due 12/01/27[2]	50,000	54,125
Total Basic Materials		1,579,875
Financial - 0.5%
USI, Inc.
6.88% due 05/01/25[2]	200,000	205,000
Technology - 0.1%
NCR Corp.
6.13% due 09/01/29[2]	25,000	27,687
Total Corporate Bonds
(Cost $35,215,709)		35,690,133
SENIOR FLOATING RATE INTERESTS††3,6 - 27.3%
Utilities - 8.5%
RS Ivy Holdco, Inc.
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 12/23/27	875,000	866,250
Panda Stonewall
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 11/13/21	852,822	781,398
Carroll County Energy LLC
3.75% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 02/16/26	728,345	721,666
Granite Generation LLC
4.75% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 11/09/26	711,535	711,834
UGI Energy Services, Inc.
3.90% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 08/13/26	689,500	689,500
Total Utilities		3,770,648
Consumer, Cyclical - 7.0%
Accuride Corp.
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	1,830,408	1,642,791
Mavis Tire Express Services Corp.
3.50% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/20/25	733,445	719,143

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	December 31, 2020

	Face
	Amount	Value
SENIOR FLOATING RATE INTERESTS††3,6 - 27.3% (continued)
Consumer, Cyclical - 7.0% (continued)
EnTrans International, LLC
6.15% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 11/01/24	$344,127	$328,641
Blue Nile, Inc.
7.50% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 02/17/23	226,875	162,216
Playtika Holding Corp.
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 12/09/24	119,297	119,880
NES Global Talent
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 05/11/23†††	98,975	89,572
American Tire Distributors, Inc.
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23	35,482	34,276
8.50% (1 Month USD LIBOR + 7.50% and 3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 09/02/24	23,184	22,036
Total Consumer, Cyclical		3,118,555
Energy - 5.6%
Buckeye Partners LP
2.90% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 11/02/26	992,500	990,485
Penn Virginia Holding Corp.
8.00% (1 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 09/29/22†††	1,275,000	739,500
Stonepeak Lonestar Holdings LLC
4.72% (3 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 10/19/26	645,734	646,057
Permian Production Partners LLC
9.00% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) (in-kind rate was 2.00%) due 11/23/25†††,7	525,875	78,881
Total Energy		2,454,923
Industrial - 3.1%
Diversitech Holdings, Inc.
8.50% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 06/02/25†††	500,000	493,750
Sundyne (Star US Bidco)
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 03/17/27	497,500	486,928
YAK MAT (YAK ACCESS LLC)
10.24% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26	550,000	385,000
Total Industrial		1,365,678
Basic Materials - 1.3%
PetroChoice Holdings
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 08/19/22	586,624	557,293
Financial - 1.2%
Teneo Holdings LLC
6.25% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 07/11/25	544,500	537,923
Consumer, Non-cyclical - 0.4%
HAH Group Holding Co LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 10/29/27	180,000	178,425
Communications - 0.2%
Cengage Learning Acquisitions, Inc.
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/07/23	103,799	99,329
Total Senior Floating Rate Interests
(Cost $13,233,065)		12,082,774
ASSET-BACKED SECURITIES†† - 0.8%
Collateralized Loan Obligations - 0.8%
Jamestown CLO V Ltd.
2014-5A, 5.32% (3 Month USD LIBOR + 5.10%, Rate Floor: 0.00%) due 01/17/27[2,6]	500,000	375,499
Total Asset-Backed Securities
(Cost $451,289)		375,499
Total Investments - 117.1%
(Cost $53,866,742)		$51,858,511
Other Assets & Liabilities, net - (17.1)%		$(7,570,588)
Total Net Assets - 100.0%		$44,287,923

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 3.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 3.
†††	Value determined based on Level 3 inputs — See Note 3.
1	Rate indicated is the 7-day yield as of December 31, 2020.

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	December 31, 2020

2
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $18,520,773 (cost $17,722,292), or 41.8% of total net assets.

3
All or a portion of these securities have been physically segregated or earmarked in connection with reverse repurchase agreements. As of December 31, 2020, the total market value of segregated or earmarked securities was $21,242,516.

4
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $117,000 (cost $645,738), or 0.3% of total net assets — See Note 6.

5	Security is in default of interest and/or principal obligations.
6
Variable rate security.  Rate indicated is the rate effective at December 31, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

7	payment in-kind security

CLO — Collateralized Loan Obligation LIBOR — London Interbank Offered Rate LLC — Limited Liabilty Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund's investments at December 31, 2020 (See Note 3 in the Notes to Schedule of Investments):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$828,818	$2,298,908	$152,010	$3,279,736
Preferred Stocks	—	208,160	—	208,160
Money Market Fund	222,209	—	—	222,209
Corporate Bonds	—	35,689,774	359	35,690,133
Senior Floating Rate Interests	—	10,681,071	1,401,703	12,082,774
Asset-Backed Securities	—	375,499	—	375,499
Total Assets	$1,051,027	$49,253,412	$1,554,072	$51,858,511

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Unfunded Loan Commitments (Note 5)	$—	$—	$292	$292

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $8,296,053 are categorized as Level 2 within the disclosure hierarchy — See Note 2.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at December 31, 2020	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average
Assets:
Common Stocks	$ 152,010	Option Adjusted Spread off prior month broker quote	Broker Quote	—	—
Corporate Bonds	359	Option Adjusted Spread off prior month broker quote	Broker Quote	—	—
Senior Floating Rate Interests	1,401,703	Third Party Pricing	Broker Quote	—	—
Total Assets	1,554,072
Liabilities:
Unfunded Loan Commitments	$ 292	Model Price	Purchase Price	—	—

Significant changes in a quote would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended December 31, 2020, the Fund had securities with a total value of $494,109 transfer into Level 3 from Level 2 due to lack of observable inputs and had securities with a total value of $2,209,193 transfer out of Level 3 to Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended December 31, 2020:.

	Assets				Liabilities
	Corporate Bonds	Senior Floating Rate Interests	Common Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$-	$1,064,933	$2,187,449	$3,252,382	$-
Purchases/(Receipts)	-	237,125	148,010	385,135	(300)
(Sales, maturities and paydowns)/Fundings	-	(236,506)	-	(236,506)	-
Amortization of premiums/discounts	-	(12,973)	-	(12,973)	-
Total realized gains (losses) included in earnings	-	(1,359,750)	-	(1,359,750)	-
Total change in unrealized appreciation (depreciation) included in earnings	-	1,215,124	25,744	1,240,868	8
Transfers into Level 3	359	493,750	-	494,109	-
Transfers out of Level 3	-	-	(2,209,193)	(2,209,193)	-
Ending Balance	$359	$1,401,703	$152,010	$1,554,072	$(292)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at December 31, 2020	$-	$(314,560)	$4,000	$(310,560)	$8

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization
Guggenheim Energy & Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 28, 2015, and commenced investment operations on August 13, 2015. The Fund is registered as a non-diversified, non-traded, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation.

For information on the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual shareholder report.

Significant Accounting Policies
The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund's investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund's securities and/or other assets.

Valuations of the Fund's securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund's officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their net asset value as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) continued

securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GFIA, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value". Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

Note 2 - Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets.

Note 3 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) continued

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 4 – Federal Income Tax Information
The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At December 31, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
$ 53,866,742	$ 2,578,090	$ (4,586,313)	$ (2,008,223)

Note 5 – Unfunded Loan Commitments
Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of December 31, 2020. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitment as of December 31, 2020, was as follows:

Borrower	Maturity Date	Face Amount	Value
HAH Group Holding Co LLC	10/29/27	$20,000	$292

Note 6– Restricted Securities
The security below is considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Basic Energy Services, Inc.
10.75% due 10/15/23	09/25/18	$645,738	$117,000

 Note 7– COVID-19 and Recent Developments
The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

OTHER INFORMATION (Unaudited)	December 31, 2020

Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications defined by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.